AIF-MSVK-SOAI-SUP-2 060719

Statement of Additional Information Supplement dated June 7, 2019

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Pacific Growth Fund

Effective on or about June 15, 2019, the following information replaces in its entirety the information appearing under the heading “PORTFOLIO MANAGERS – Portfolio Manager Fund Holdings and Information on Other Managed Accounts – Investments – Invesco Pacific Growth Fund” in Appendix H of the Statement of Additional Information.

“Investments

The following information is as of April 30, 2019 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Pacific Growth Fund
Mike Shiao[1]	None	N/A	Over $1,000,000”

The following information replaces in its entirety the information appearing under the heading “PORTFOLIO MANAGERS – Portfolio Manager Fund Holdings and Information on Other Managed Accounts – Assets Managed – Invesco Pacific Growth Fund” in Appendix H of the Statement of Additional Information.

“Assets Managed

The following information is as of April 30, 2019 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Pacific Growth Fund
Mike Shiao	1	$89.0	5	$3,084.0	3	$1,168.0”

[1]	Shares of the Fund are not sold in Hong Kong, where the portfolio manager is domiciled. Accordingly, the portfolio manager may not invest in the Fund.

AIF-MSVK-SOAI-SUP-2 060719